Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)
UNAUDITED
Timely information
December 31, 2019

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

Timely information
December 31, 2019

UNAUDITED

The preliminary financial data as of December 31, 2019, included in this preliminary report, are provided on a one-off basis and are published in connection with possible actions by Pacific Oak SOR (BVI) Holdings, Ltd. (the "Company"), including the potential purchase of the Company’s debentures, and its assessment that the information may be useful to the capital market for this reason. It should be emphasized that as of that date of this preliminary report, no decision has been made to purchase such securities and it may not happen. As of the date of this preliminary report, the Company did not adopt preliminary reporting policies and does not intend to regularly publish additional preliminary reports with respect to future reporting periods.
The financial data in this preliminary report do not constitute a substitute for the full disclosure to be included in the Company's audited consolidated financial statements for 2019 (the "Annual Reports"), which will be released by the Company, and there is no assurance that the amounts will be identical to the final data to be included in the Annual Reports. The figures in this preliminary report have not been audited by the auditor of the Company and cannot be considered as audited data, the Company's Balance Sheet Committee has not recommended to the Company's Board of Directors the approval of the data as final and the data have not yet been approved by the Company's Board of Directors. In light of that fact, as well as the completion of the annual report and audit work, this data may, in whole or in part, vary until the date of publication of the annual reports.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION - timely information (Unaudited)

	December 31,
	2019	2018
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$68,378	$127,680
Rents and other receivables, net	3,001	2,496
Prepaid expenses and other assets	778	1,424
Restricted cash	1,482	1,013
Investment in debt instruments, net	-	10,859
Due from Owner	-	4,500
	73,639	147,972
Investment property held for sale	-	43,758
	73,639	191,730
NON-CURRENT ASSETS
Investment properties	1,059,830	912,989
Investment in joint ventures	229,936	185,684
Financial assets at fair value through profit or loss	96,653	75,351
Restricted cash	10,520	9,329
	1,396,939	1,183,353
Total assets	$1,470,578	$1,375,083

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$81,772	$49,957
Debentures, net	56,186	51,903
Accounts payable and accrued liabilities	19,794	18,950
Other liabilities	14,820	17,312
	172,572	138,122
Note payable related to property held for sale, net	-	22,845
	172,572	160,967
LONG-TERM LIABILITIES
Notes and bond payable, net	369,971	327,668
Debentures, net	165,734	203,099
Rental security deposits	4,345	3,703
Redeemable Series A Cumulative Convertible Redeemable Preferred Stock	15,008	-
	555,058	534,470
Total liabilities	727,630	695,437
EQUITY
Owner's net equity	726,854	657,049
Non-controlling interests	16,094	22,597
Total equity	742,948	679,646
Total liabilities and equity	$1,470,578	$1,375,083

March 19, 2020	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS - timely information (Unaudited)

	Years ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Revenues and other income:

Rental income	$72,283	$71,181	$108,113
Tenant reimbursements	10,789	12,621	21,710
Interest income from debt investments	369	2,018	1,782
Other operating income	3,078	2,812	4,001

Total revenues and other income	86,519	88,632	135,606

Expenses:
Operating, maintenance, and management fees	(29,845)	(29,110)	(42,611)
Real estate taxes and insurance	(12,631)	(11,762)	(17,404)

Total expenses	(42,476)	(40,872)	(60,015)

Gross profit	44,043	47,760	75,591

Fair value adjustment of investment properties, net	22,142	17,111	4,755
Loss on deconsolidation	-	-	(667)
Loss on extinguishment of debt	(1,106)	(494)	(478)
Provision for loss on debt investments	-	(2,500)	-
Equity in income of unconsolidated joint ventures	31,206	17,469	24,130
Asset management fees to affiliate	(8,158)	(8,525)	(10,686)
General and administrative expenses	(3,479)	(4,929)	(2,852)

Operating profit	84,648	65,892	89,793

Finance income	1,842	1,798	1,021
Finance income (loss) from financial assets at fair value through profit or loss	26,478	(12,579)	12,640
Finance expenses	(28,849)	(31,054)	(37,149)
Transaction costs	(4,462)	-	-
Foreign currency transaction adjustments, net	(12,498)	10,141	(15,298)

Net income	$67,159	$34,198	$51,007

Net income attributable to owner	$69,805	$41,320	$48,317
Net (loss) income attributable to non-controlling interests	(2,646)	(7,122)	2,690
Net income	$67,159	$34,198	$51,007

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - timely information (Unaudited)

	Years ended December 31,
	2019	2018	2017
	U.S. dollars in thousands

Net income	$67,159	$34,198	$51,007

Total comprehensive income	$67,159	$34,198	$51,007

Total comprehensive income attributable to owner	$69,805	$41,320	$48,317

Total comprehensive (loss) income attributable to non-controlling interests	(2,646)	(7,122)	2,690

Total comprehensive income	$67,159	$34,198	$51,007

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF EQUITY - timely information (Unaudited)

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	U.S. dollars in thousands

Balance at January 1, 2017	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843

Net income	—	48,317	—	48,317	2,690	51,007

Total comprehensive income	—	48,317	—	48,317	2,690	51,007
Dividends to Owner	—	(123,500)	—	(123,500)	—	(123,500)
Non-controlling interests contributions	—	—	—	—	158	158
Distributions to non-controlling interests	—	—	—	—	(22)	(22)

Balance at December 31, 2017	413,087	332,811	41,631	787,529	28,957	816,486

Net income (loss)	—	41,320	—	41,320	(7,122)	34,198
Total comprehensive income (loss)	—	41,320	—	41,320	(7,122)	34,198
Dividends to Owner	—	(171,800)	—	(171,800)	—	(171,800)
Non-controlling interests contributions	—	—	—	—	762	762

Balance at December 31, 2018	413,087	202,331	41,631	657,049	22,597	679,646

Net income (loss)	—	69,805	—	69,805	(2,646)	67,159
Total comprehensive income (loss)	—	69,805	—	69,805	(2,646)	67,159
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to non-controlling interests	—	—	—	—	(3,869)	(3,869)

Balance at December 31, 2019	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF CASH FLOWS - timely information (Unaudited)

	Years Ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net income	$67,159	$34,198	$51,007
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of unconsolidated joint ventures	(31,206)	(17,469)	(24,130)
Fair value adjustment on investment properties, net	(22,142)	(17,111)	(4,755)
Transaction costs	4,462	-	-
Loss on deconsolidation	-	-	667
Loss on extinguishment of debt	1,106	494	478
Provision for loss on debt investments	-	2,500	-
Deferred rent	(4,127)	(4,736)	(2,416)
Bad debt expense	363	161	724
Financing expense	28,849	31,054	37,149
Financing income	(1,842)	(1,798)	(1,021)
Finance (income) loss from financial assets at fair value through profit or loss	(26,478)	12,579	(12,640)
Interest income from debt instruments, net	(369)	(2,018)	(1,782)
Foreign currency transaction gain, net	12,498	(10,141)	15,298
	28,273	27,713	58,579
Changes in assets and liabilities:
Restricted cash	443	2,272	(275)
Rents and other receivables	(289)	(705)	(755)
Prepaid expenses and other assets	284	(1,007)	204
Accounts payable and accrued liabilities	(3,705)	3,008	(3,301)
Rental security deposits	(262)	(603)	(2,288)
Other liabilities	10	73	(2,455)
Lease incentive additions	(2,130)	(1,109)	(482)
	(5,649)	1,929	(9,352)
Net cash provided by operating activities	22,624	29,642	49,227
Cash Flows from Investing Activities:
Acquisitions of investment properties	(90,266)	(312,348)	(165,465)
Acquisition of PORT *)	(52,992)	-	-
Improvements to investment properties	(36,380)	(37,423)	(47,679)
Proceeds from sales of investment properties, net	141,548	248,834	834,480
Deferred proceeds related to sale of real estate	-	1,390	1,728
Reimbursement of construction costs	-	1,636	-
Deconsolidation of 353 Sacramento **)	-	-	37,900
Investments in debt investments, net	-	-	(12,514)
Repayment of debt investments	7,750	4,500	-
Proceeds from insurance claims	438	-	3,540
Distributions of capital from investment in joint venture	7,800	-	58,170
Investment in unconsolidated joint venture	(20,846)	(1,320)	-
Investments in financial assets at fair value through profit or loss, net	(26,223)	(30,609)	(43,308)
Distribution from financial assets at fair value through profit or loss, net	251	2,627	3,704
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	28,034	27,786	-
Purchase of interest rate cap	(28)	(163)	(107)
Purchase of derivative financial instrument	-	-	(3,434)
Proceeds from termination of derivative financial instrument	-	-	6,557
Interest income received	2,725	3,713	1,900
Dividend income received from financial assets at fair value through profit or loss	6,112	6,176	2,189
Restricted cash released or (deposited) for capital expenditures	-	-	9,599
Funding for development obligations	(88)	(1,170)	-
Due from (to) Owner	4,500	(4,500)	-
Net cash (used in) provided by from investing activities	(27,665)	(90,871)	687,260

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)

CONSOLIDATED STATEMENTS OF CASH FLOWS - timely information (Unaudited)

	Years Ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$84,268	$223,425	$187,204
Principal payments on notes and bond payable	(126,603)	(152,516)	(477,089)
Payments of deferred financing costs	(1,123)	(3,390)	(2,376)
Interest paid	(25,703)	(27,029)	(32,688)
Release of restricted cash for debt service obligations	276	—	—
Proceeds from Redeemable Series A Cumulative Convertible Redeemable Preferred Stock	15,008	—	—
Non-controlling interests contributions	12	762	158
Distributions to non-controlling interests	(3,869)	—	(22)
Dividends to Owner	—	(171,800)	(123,500)
Other financing proceeds, net	1,822	—	—
Net cash (used in) provided by financing activities	(55,912)	(130,548)	(448,313)

Effect of exchange rate changes on cash and cash equivalents	1,651	(229)	5
Net (decrease) increase in cash and cash equivalents	(59,302)	(192,006)	288,179
Cash and cash equivalents, beginning of period	127,680	319,686	31,507
Cash and cash equivalents, end of period	$68,378	$127,680	$319,686

Supplemental Disclosure of Noncash Activities:
Application of escrow deposits to acquisition of real estate	$—	$—	$2,000
Increase in lease commission payable	$693	$345	$—
Increase to development obligations related to sales of real estate	$—	$—	$3,816
Accrual improvements to real estate	$2,377	$3,363	$3,716
SREIT units received in connection with the Singapore Transaction	$—	$—	$38,720

*)    Assets and liabilities assumed in connection with Pacific Oak Residential Trust acquisition:

Restricted cash	$1,667	$—	$—
Rents and other receivables	989	—	—
Prepaid expenses and other assets	634	—	—
Investment property	109,922	—	—
Notes payable	(61,885)	—	—
Accounts payable and accrued liabilities	(1,893)	—	—
Rental security deposits	(904)	—	—
Transaction costs	4,462	—	—
	$52,992	$—	$—

**)    Proceeds from sale of investment in previously consolidated subsidiary (353 Sacramento):

Working capital (excluding cash and cash equivalents)	$—	$—	$(256)
Investment property	—	—	174,357
Note payable, net	—	—	(87,132)
Loss on deconsolidation	—	—	(667)
Investment in joint venture	—	—	(48,402)
	$—	$—	$37,900

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)
ADDITIONAL INFORMATION (Unaudited)

U.S. Dollars in thousands

The financial statement notes below include a limited overview of a number of material matters that have occurred in the affairs of the Company from the date of publication of the most recent interim financial statements as of September 30, 2019. It is clarified that this is not an exhaustive list, which according to management's opinion, provides a main picture of the entire range of matters affecting the Company, which was compiled assuming readers are also referencing the immediate reports published by the company from time to time.
SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
On November 1, 2019, the Company sold 125 John Carpenter to a wholly owned subsidiary of the Keppel Pacific Oak US REIT (the “SREIT”), previously known as Keppel-KBS US REIT. The sale price, before closing costs, of 125 John Carpenter was $99.6 million. The sale resulted in a $0.8 million loss recorded as fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss. in connection with the disposition of 125 John Carpenter, the Company repaid the $53.2 million outstanding principal balance due under the 125 John Carpenter Mortgage Loan.
On November 4, 2019 the Company, through an indirect wholly owned subsidiary, acquired Reven Housing REIT, Inc. (a NASDAQ-traded real estate investment fund holding as of November 4, 2019, 993 single-family homes for rent in the southeastern and northwestern United States (hereinafter: “Reven”)) for a total consideration of approximately $56.6 million. Following the closing of the agreement, the Company holds (indirectly) the full (100%) share capital of Reven and the name thereof was changed to Pacific Oak Residential Trust Inc. (hereinafter: “PORT”). The aggregate value of the consideration paid to former holders of Reven common stock was $56.6 million in cash and in addition, the Company incurred $4.2 million of transaction related costs. In connection with the acquisition, the Company assumed a $51.4 million mortgage loan maturing on October 1, 2025 bearing a fixed interest rate of 4.74% and a $10.5million mortgage loan maturing on March 1, 2026 bearing a fixed interest rate of 4.72%.
On November 6, 2019, Pacific Oak Residential Trust, Inc., issued 15,000 shares of its Series A Cumulative Convertible Redeemable Preferred Stock for gross proceeds of $1,000 per share resulting in net proceeds of $14.9 million after issuance costs. The shares provide for an annual dividend of 6% payable quarterly. The shares may be redeemed by the holders beginning on November 4, 2021 for $1,000 per share plus all accrued but unpaid dividends through the redemption date, or after November 4, 2022 for $1,120 per share plus all accrued but unpaid dividends through the redemption date. Additionally, if the common shares of PORT are publicly traded, the holder may elect to convert its preferred shares into common shares based on a value of the preferred shares of $1,120 per share plus unpaid accrued dividends, and a market price conversion factor of the common shares as stated in the agreement.
Pacific Oak Opportunity Zone Fund I:
During the year ended December 31, 2019, the Company acquired 91 Class A Units for $20.8 million in Pacific Oak Opportunity Zone Fund I, LLC (“Pacific Oak Opportunity Zone Fund I”), which includes $0.2 million of acquisition fees. As of December 31, 2019, the book value of the Company’s investment in Pacific Oak Opportunity Zone Fund I was $20.8 million, which includes $0.2 million of acquisition fees. As of December 31, 2019, Pacific Oak Opportunity Zone Fund I consolidated two joint ventures with real estate under development. The Company concluded it is not the primary beneficiary of this investment since it does not have the power to direct the activities that most significantly impact the entity’s economic performance and will account for its investment as an investment in unconsolidated joint venture.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
(Formerly known as KBS SOR (BVI) Holdings, Ltd.)
ADDITIONAL INFORMATION (Unaudited)

U.S. Dollars in thousands

SUBSEQUENT EVENTS
Series B Debentures
On February 16, 2020, the Company issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) of Series B debentures to Israeli investors pursuant to a public offering registered with the Israel Securities Authority. The Series B Debentures will bear interest at the rate of 3.93% per year. The aggregate offering costs were approximately $2.2 million and the effective interest rate is approximately 4.4%. The Series B Debentures have principal installment payments equal to 33.33% of the face amount of the Series B Debentures on January 31st of each year from 2024 to 2026.
Proposed Merger
On February 19, 2020, Pacific Oak Strategic Opportunity REIT, Inc. (“POSOR I”), Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and POSOR I (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of POSOR I. In accordance with the applicable provisions of the Maryland General Corporation Law, the separate existence of POSOR II shall cease. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of POSOR I’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” The Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
Hedge
On March 16, 2020, the Company entered into a foreign currency collar with an aggregate Israeli new Shekels notional amount of 418.0 million which expires on September 16, 2020. The foreign currency collar consists of a purchased call option to buy Israeli new Shekels at 3.5875 and a sold put option to sell the Israeli new Shekels at 3.725. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar, 418.0 million Israeli new Shekels for an amount ranging from $112.2 million to $116.5 million. On March 17, 2020, the Company entered into a foreign currency collar with an aggregate Israeli new Shekels notional amount of 380.0 million which expires on September 16, 2020. The foreign currency collar consists of a purchased call option to buy Israeli new Shekels at 3.700 and a sold put option to sell the Israeli new Shekels at 3.820. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar, 380.0 million Israeli new Shekels for an amount ranging from $99.5 million to $102.7 million.
COVID-19
The recent global outbreak of COVID-19 (more commonly known as the Coronavirus) has significantly disrupted economic markets and impacted commercial activity worldwide, including the US, and the prolonged economic impact is uncertain. Some economists and major investment banks have expressed concern that the continued spread of the virus globally will lead to a world-wide economic downturn. Customers and potential customers of the properties we own could be adversely affected by the disruption to business caused by the global outbreak of the Coronavirus. This could lead to similar negative impacts on our business.